UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K/A

CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
1934

Report for Event (date of earliest event reported):   August 11,
1997



PETRO UNION, INC.
(Exact name of registrant as specified in its charter)


Colorado              0-20760             84-1091986
(State or other     (Commission         (IRS Employer
jurisdiction of      File No.)           Identification No.)
incorporation)

575 Madison Avenue, Suite 1006, New York, New York  10022
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:
(212) 605-0470


123 Main Street, Suite 300, Evansville, Indiana  47708
(Former address)


123 N.W. Fourth Street, Suite 3, Evansville, Indiana  47708
(Former address)

Item 7.   Financial Statements and Exhibits

   (a)    Financial Statements of business acquired
          1.   Index to Financial Statements and Schedules.
          2.   Independent Auditors' Report.
          3.   Balance Sheets as of June 30, 1997 and
                 December 31, 1996.
          4. Statements of Operations For The Six Months Ended June 30, 1997, and For The Years Ended December 31, 1996 and 1995.
          5. Statements of Owners, Equity (Deficit) for The Six Months Ended June 30, 1997, and For The Years Ended December 31, 1996 and 1995.
          6. Statements of Cash Flows For The Six Months Ended June 30, 1997 and For The Years Ended December 31, 1996 and 1995.
          7.  Notes To Financial Statements.

   (b)    Pro Forma Financial Information
          1.  Explanation of Pro-Forma Financial Statements.
          2.  PRO-FORMA Consolidated Balance Sheet as of June
                30,1997.
          3. PRO-FORMA Consolidated Statements of Operations For The Six Months Ended June 30,1997.
          4.  Notes To PRO-FORMA Consolidated Financial
                Statements (June 30, 1997).
          5.  PRO-FORMA Consolidated Balance Sheet as of
                December 31, 1996.
          6.  PRO-FORMA Consolidated Statements of Operations For
                The Year Ended December 31, 1996.
          7.  Notes To PRO-FORMA Consolidated Financial
                Statements (December 31, 1996).

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PETRO UNION, INC. d/b/a HORIZONTAL
                              VENTURES, INC.



Date:  October  16, 1997      By: /s/ Randeep S. Grewal
                                   Randeep S. Grewal
                                   Its: Chief Executive Officer

HORIZONTAL VENTURES, INC.
Index to Financial Statements and Schedules
Required by Item 8 and Item 14





ITEM
                                                               PAGE


Report of Independent Certified Public Accountants               F-2

Balance Sheets as of June 30, 1997 and
  December 31, 1996                                              F-3

Statements of Operations For The Six
  Months Ended June 30, 1997, and
  For The Years Ended December 31,
  1996 and 1995                                                 F-5

Statements of Owners' Equity For
  The Six Months Ended June 30, 1997, and
  For The Years Ended December 31, 1996 and 1995                 F-6

Statements of Cash Flows For The
  Six Months Ended June 30, 1997, and
  For The Years Ended December 31, 1996 and 1995                 F-7

Notes to Financial Statements                                    F-9

Pro-Forma Consolidated Balance Sheets
  and Consolidated Statements of
  Operations of Petro Union, Inc. and
  Subsidiaries as of June 30, 1997 and
  December 31, 1996, and for the Six Months
  and Year Then Ended                                            F-21

             NOTE: Schedules are omitted because of the absence of the conditions under which they are required, or because the information required by such omitted schedules is contained in the financial statements or notes thereto.

INDEPENDENT AUDITORS' REPORT


The Board of Directors
Horizontal Ventures, Inc.
Tulsa, Oklahoma

We have audited the accompanying balance sheets of Horizontal Ventures, Inc. as of June 30, 1997 and December 31, 1996, and the related statements of operations, owners equity (deficit), and cash flows for the six months ended June 30, 1997 and for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Horizontal Ventures, Inc. as of June 30, 1997 and December 31, 1996, and the results of its operations and its cash flows for the six months ended June 30, 1997 and for the years ended December 31, 1996 and 1995 in conformity with generally accepted accounting principles.


                              BATEMAN & CO., INC., P.C.
Houston, Texas
September 26, 1997

HORIZONTAL VENTURES, INC. (Note 1)
Balance Sheets
June 30, 1997 and December 31, 1996

                                                                         June 30,       December 31,
                                                                            1997               1996
                                                                      -----------       -----------

                      ASSETS
Current assets:
  Cash                                                                  $ 10,525          $   6,458
  Accounts receivable:
    Trade, net of allowance for doubtful accounts
      of $34,747 and $19,907                                              34,746             83,221
    Employees                                                              6,688              3,953
    Petro Union, Inc.                                                      9,170                -
  Stock subscriptions receivable                                         570,000                -
                                                                         ----------          ----------
    Total current assets                                                 631,129             93,632
                                                                         ----------          ----------

Property and equipment, at cost, net of accumulated depreciation
  of $183,522 and $142,418                                               656,321            734,654
                                                                         ----------          ----------

Other assets:
  License agreement, net of accumulated amortization
    of $3,333 and $2,667                                                  16,667             17,333
  Organization expense, net of accumulated amortization
    of $36,573 and $28,985                                                39,306             46,894
  Deposits and prepayments                                                 1,498              8,166
                                                                         ----------         ----------
    Total other assets                                                    57,471             72,393
                                                                         ------------        ----------
      Total assets                                                   $ 1,344,921          $ 900,679
                                                                     ============        ===========


The accompanying notes are an integral part of these financial statements.
                              F-3

                                                                         June 30,       December 31,
                                                                            1997               1996
                                                                       -----------      ------------

     LIABILITIES AND OWNERS' EQUITY (DEFICIT)
Current liabilities:
  Short term notes payable                                              $ 60,623          $ 112,020
  Current maturities of long term notes                                   27,372             65,663
  Accounts payable and accrued expenses                                  132,931            161,829
  Due to related parties                                                  60,478                -
  Customer payments received in advance                                      -               30,000
                                                                        ---------          ---------
      Total current liabilities                                          281,404            369,512
                                                                        ---------          ---------

Noncurrent liabilities:
  Long term note payable, net of current maturities                       78,544            108,202
  Subordinated convertible debentures                                        -              433,231
                                                                        ---------          ---------
      Total noncurrent liabilities                                        78,544            541,433
                                                                        ---------          ---------
      Total liabilities                                                  359,948            910,945
                                                                        ---------          ---------

Commitments and contingencies                                                -                  -

Owners' equity (deficit):
  Preferred stock, series A, $.01 par value, 3,000,000 shares
    authorized, 3,000,000 and -0- shares issued and outstanding           30,000                -
  Common stock, $.01 par value, 1,000,000 shares authorized,
    759,460 and 3,690 shares issued and outstanding                        7,595                37
  Capital in excess of par value                                       1,972,276             3,445
  Capital contributed by limited partners                                    -             818,000
  Accumulated deficit                                                 (1,024,898)         (831,748)
                                                                      -----------        ----------
    Total owners' equity (deficit)                                       984,973           (10,266)
                                                                      -----------        ----------
      Total liabilities and owners' equity (deficit)                 $ 1,344,921         $ 900,679
                                                                     ===========         ==========

HORIZONTAL VENTURES, INC. (Note 1)
Statements of Operations
For The Six Months Ended June 30, 1997,and
For The Years Ended December 31, 1996 and 1995

                                                   Six Months
                                                        Ended
                                                     June 30,     Years Ended December 31,
                                                         1997           1996           1995
                                                   ----------     -------------------------

Revenues                                           $  129,165       $  604,475       $ 305,203
Cost of revenues                                      113,864          367,419         221,208
                                                    ---------       -----------      ---------
  Gross profit                                         15,301          237,056          83,995
                                                    ---------       -----------      ---------

General and administrative expenses:
  Salaries and wages                                   53,531          235,701         190,114
  Depreciation and amortization                         9,777           19,174          17,282
  Rentals                                               4,518            9,891          25,450
  Taxes, other than on income                           7,006           21,737          24,249
  Other administrative expenses                        97,254          307,899         234,075
                                                     --------         --------        --------
    Total general and administrative expenses         172,086          594,402         491,170
                                                     --------         --------        --------
  Loss from operations                               (156,785)        (357,346)       (407,175)
                                                     ---------        --------        --------

Other income (expense):
  Gain (loss) on sale of assets                       (21,062)          15,091              52
  Interest income                                       5,776               61           1,583
  Interest expense                                    (21,079)         (34,939)        (17,244)
                                                     --------         ---------        --------
    Net other income (expense)                        (36,365)         (19,787)        (15,609)
                                                     --------         ---------        --------
    Loss before taxes on income                      (193,150)        (377,133)       (422,784)
                                                     --------         ---------        --------
Provision for taxes on income                            -                 -               -
    Net loss                                       $ (193,150)     $  (377,133)     $ (422,784)
                                                   ===========     ============     ===========






The accompanying notes are an integral part of these financial statements.
                              F-5

HORIZONTAL VENTURES, INC.(Note 1)
Statements of Owners' Equity (Deficit)
For The Six Months Ended June 30, 1997, and
For The Years Ended December 31, 1996 and 1995



                                                                                                   Capital
                                                                         Capital In                Contributed
                            Common Stock       Series A Preferred Stock  Excess of    Accumulated  by Limited
                         Shares      Amount      Shares      Amount      Par Value      Deficit    Partners        Total
                         ------      ------      ------      ------      ---------    -----------   ----------     -----


 Balance, December 31,
   1994                   1,000    $ 1,000           -     $     -       $     -      $ (31,831)                    $(30,831)

 Cash contributions by
   limited partners                                                                                  760,000         760,000

 Stock issued for
  services                  200        200                                                                               200

 Net loss                                                                              (422,784)                    (422,784)
                        -------    -------     ---------   --------       ---------   ----------      --------      ---------

 Balance, December 31,
   1995                   1,200      1,200           -           -             -       (454,615)     760,000         306,585

 Change in par value from
   $1.00 per share to $.01
   per share                        (1,188)                                 1,188                                       -

 Stock issued for
  services                2,490         25                                  2,257                                      2,282

 Partner's capital interest
   issued for services                                                                                 58,000         58,000

 Net loss                                                                               (377,133)                   (377,133)
                         ------    -------   ---------    -------         -------       ---------     ------         ---------

 Balance, December 31,
   1996                    3,690       37           -           -           3,445       (831,748)     818,000        (10,266)

 Stock issued for
 services                 30,000      300                                                                                300

 Stock issued in exchange
   for subordinated conver-
   tible debentures, and net
   assets of limited
   partnership           725,770     7,258                              1,398,831                    (818,000)        588,089

 Stock issued for cash and
   stock subscription
   agreements                                    3,000,000    30,000      570,000                                     600,000

 Net loss                                                                               (193,150)                    (193,150)
                       -------   --------        ---------   -------  -----------    ------------    -------         ---------

 Balance,
 June 30, 1997          759,460   $ 7,595        3,000,000  $ 30,000 $ 1,972,276    $ (1,024,898)   $ -              $ 984,973
                      =========  ========        =========  ========  ==========   ==========      =======           =========


The accompanying notes are an integral part of these financial statements.

HORIZONTAL VENTURES, INC. (Note 1)
Statements of Cash Flows
For The Six Months Ended June 30, 1997, and
For The Years Ended December 31, 1996 and 1995

                                                   Six Months
                                                        Ended
                                                     June 30,     Years Ended December 31,
                                                         1997           1996           1995
                                                   ----------     --------------------------
Cash flows from operating activities:
  Net (loss)                                        $ (193,150)    $ (377,133)    $ (422,784)
  Adjustments to reconcile net loss to net
    cash provided (used) by operations:
      Depreciation and amortization                     93,324        121,708         92,435
      (Gain) loss on sale of assets                     21,062        (15,091)            -
      Stock and partners' capital interests issued         300         60,282            200
      (Increase) decrease in accounts receivable        48,475        (35,705)       (47,516)
      (Increase) decrease in accounts receivable,       (2,735)        (3,953)        14,100
      (Increase) in accounts receivable, related p          -           1,200         (1,200)
      Amortization of deposits and prepayments           6,668             -              -
      Increase (decrease) in accounts payable and
        accrued expenses                               (28,898)       109,955         51,874
                                                      ---------      ---------      ---------

  Net cash (used) by operating activities              (54,954)      (138,737)      (312,891)
                                                      ---------      ---------      ---------

Cash flows from investing activities:
  (Increase) in accounts receivable, Petro Union,       (9,170)            -             -
  (Increase) in property and equipment                 (82,980)      (381,215)      (604,385)
  Proceeds from sale of property and equipment          55,181         86,672             -
  (Increase) in license agreement and organization          -              -         (75,879)
  (Increase) decrease in deposits and prepayments           -          (8,066)          (100)
                                                       --------      ----------     ---------
  Net cash (used) by investing activities              (36,969)      (302,609)      (680,364)
                                                       --------      ----------     ---------

Cash flows from financing activities:
  Capital contributed by limited partners                   -             -          760,000
  Increase (decrease) in due to related parties         60,478        (36,785)       (33,215)
  Proceeds from notes payable                               -         161,959        279,051
  Repayments of notes payable                         (119,346)      (150,589)        (6,122)
  Change in customer payments received in advance      (30,000)        30,000             -
  Proceeds from subordinated convertible debenture          -         433,231             -
  Issuance of preferred stock                          600,000             -              -
    Less, (Increase) in stock subscription receiva    (570,000)            -              -
  Stock issued for net assets of limited partnersh     972,858             -              -
    Less, Partners' prior capital contributions       (818,000)            -              -
                                                      ---------      ---------      ---------
    Net cash provided by financing activities           95,990        437,816        999,714
                                                      ---------      ---------      ---------
    Net increase (decrease) in cash and cash equiv       4,067         (3,530)         6,459

Cash and cash equivalents:
  Beginning of period                                    6,458          9,988          3,529
                                                      ---------      ---------      ---------
  End of period                                      $  10,525       $  6,458       $  9,988
                                                     ==========      =========      =========
                              F-7


Non-cash financing and investing activities:
  Stock issued for services                            $   300          2,282         $  200
  Partners' capital interests issued for services           -          58,000              -
  Stock issued for subordinated convertible debent     433,231             -               -
  Stock issued for net assets of limited partnersh     972,858             -               -
  Property and equipment acquired by issuance of
    notes payable                                           -          20,159        117,637

Supplementary cash flow data:
  Interest paid                                         20,480         33,886          1,583
  Income taxes paid                                         -              -               -




The accompanying notes are an integral part of these financial statements.

  NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Nature of business and organization - Horizontal
       Ventures, Inc. is engaged in contract drilling of oil and gas wells using directional drilling technology
       licensed from Amoco Corporation.   The Company is based
       in Tulsa, Oklahoma, and offers its services primarily in the southwestern and midwestern United States.

     Horizontal Ventures, Inc. (the "Company") was organized under the laws of the State of Oklahoma on September 2, 1994. It was engaged in organizational activities through the end of 1994, and commenced operations in 1995. On December 23, 1994, the Company organized an Oklahoma limited partnership, Horizontal Ventures 1995 Limited Partnership (the Limited Partnership ), in which it was the sole general partner. The Limited Partnership commenced operations in 1995. The Company retained a 20.83% interest in the Limited Partnership for its services in forming and managing the entity, and limited partners received the remaining interests in exchange for cash contributions of $760,000. As the sole general partner, the Company maintained operational control over the activities of the Limited Partnership. As indicated below, the Limited Partnership was merged into the Company effective January 1, 1997 in an exchange of Company stock for the limited partners interests, which was accounted for using the companies historical accounting bases, similar to pooling of interests accounting.

     Basis of presentation - The accounting and reporting policies of the Company conform to generally accepted accounting principles.

     Principles of combination - Pursuant to guidance contained in Statement of Position Number 78-9 issued by the Accounting Standards Division of the American Institute of Certified Public Accountants, the Limited Partnership is considered to be a wholly-owned subsidiary of the Company for 1995 and 1996, the periods during which it existed. Accordingly, the financial statements for December 31, 1995 and 1996 include the accounts and transactions of the Company and the Limited Partnership. All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. As indicated below, the Limited Partnership was merged into the Company effective January 1, 1997, and its assets and liabilities are thereafter included in the Company s accounts, using their historical bases similar to pooling of interests accounting.

     Uses of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.
       Actual results could differ from those estimates.

     Cash and cash equivalents - The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

     Fair value of financial instruments and derivative financial instruments - The Company has adopted Statement of Financial Accounting Standards number 119, Disclosure About Derivative Financial Instruments and Fair Value of Financial Instruments. The carrying amounts of cash, accounts receivable, accounts payable and accrued expenses, due to related parties, notes payable, and subordinated convertible debentures approximate fair value because of the short maturity of these items. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment, and , therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates. At June 30, 1997 and December 31, 1996, the Company had no derivative financial instruments.

     Accounts receivable - The Company provides an allowance for uncollectible receivables when it is determined that collection is doubtful. Substantially all of the Company's trade receivables are from its directional drilling services.

     Concentrations of credit risk - Substantially all of the Company s accounts receivable are from companies engaged in the oil and gas business, and concentrated in the Southwestern United States. Generally, the Company does not require collateral for its accounts receivable. The Company has performed services for only a limited number of customers each period; therefore, each customer may be considered a major customer.

     Property and equipment - Property and equipment are stated at cost. Depreciation is provided over estimated useful lives using the straight line method of depreciation for financial reporting purposes and the accelerated cost recovery system for income tax purposes. Renewals and betterments are capitalized when incurred. Costs of maintenance and repairs that do not improve or extend asset lives are charged to expense.

     License agreements and organization expenses - License agreements and organization expenses are amortized over a five year life using the straight line method of amortization. Amortization charged to operations was $8,254 (1997), $16,510 (1996), and $15,142 (1995).

     Environmental expenditures - If and when remediation of a property is probable and the related costs can be reasonably estimated, the environmentally-related remediation costs will be expensed and recorded as liabilities. If recoveries of environmental costs from third parties are probable, a receivable will be recorded. Management is not currently aware of any required remediation.

     Revenue recognition - For financial reporting purposes, revenues from drilling operations are recognized in the accounting period which corresponds with the performance of the service to the customer. The related costs and expenses are recognized when incurred.

     Federal income tax - The Company follows SFAS No.109, "Accounting for Income Taxes", which accounts for income taxes using the liability method. Under SFAS No.

       109, deferred tax liabilities and assets are determined based on differences between the financial statement and tax basis of assets and liabilities using enacted tax rates expected to be in effect for the year in which the differences are expected to reverse. The net change in deferred tax assets and liabilities is reflected in the statement of operations. The primary differences between financial reporting and tax reporting relate to the availability of a net operating loss carryover, the use of accelerated methods of depreciation for income tax purposes, and the taxation of the Limited Partnership s operations to its individual partners.


  NOTE 2 - ACQUISITION OF HORIZONTAL VENTURES 1995 LIMITED
  PARTNERSHIP AND RETIREMENT OF SUBORDINATED CONVERTIBLE
  DEBENTURES:

  In December, 1994, the Company organized a limited partnership, Horizontal Ventures 1995 Limited Partnership, in which the Company was the sole general partner, retaining an interest of 20.83% for its services in organizing the Limited Partnership. Limited partners contributed $760,000 in 1995 for the limited partners interests. The Limited Partnership commenced operations in 1995. In 1996, one of the limited partners performed services for the Company and the Limited Partnership, and was given credit for an additional capital contribution of $58,000 for such services.

  Substantially all drilling operations of the combined entities were conducted through the Limited Partnership, while the Company s role was to manage the Limited
  Partnership and perform administrative functions. Due to the Company s control over the Limited Partnership, the Limited Partnership is deemed to be a subsidiary of the company for the purposes of financial reporting.

  On October 4, 1996, the then six limited partners, along with an officer and shareholder of the Company, loaned the Company $433,231, evidenced by subordinated convertible debentures. The debentures bore a stated interest rate of 30% per annum, were unsecured, and were due October 4, 1999. The holders had the right to convert the debentures into shares of the Company s common stock within thirty days of maturity at the rate of 1 share of stock for each $1.00 of debt.

  The Company issued 2,280 shares of its common stock to the six limited partners as partial consideration for making the loans. The transaction was valued at $1 per share, or $2,280.

  By agreement with the limited partners, the interest on the debentures was waived by the limited partners. Accordingly no interest was accrued and none is reflected in the accompanying financial statements.

  In early 1997, one of the limited partners, International
  Publishing Holding, S.A. ( IPH ), a Luxembourg societe anonyme, acquired all of the limited partners interests and all of the debentures from the other limited partners and debenture holders. Then, effective January 1, 1997, the Company issued 725,770 shares of its common stock to IPH in exchange for the net assets of the Limited Partnership and in exchange for cancellation of the subordinated covertible debentures, and the Limited Partnership was merged into the Company using the companies historical accounting bases similar to pooling of interests accounting.

  The net loss of the respective entities for the years ended
  December 31, 1996 and 1995 were as follows:

                                         1996       1995
                                        ---------   ---------
  Horizontal Ventures, Inc.             ($123,371) ($53,601)
  Horizontal Ventures
  1995 Limited Partnership               (320,887) (473,879)
                                          ---------- ---------
    Subtotal                             (444,258) (527,480)
  Less, Horizontal Ventures, Inc.'s
   share of partnership
   loss, eliminated in consolidation       67,125   104,696
                                         ----------  --------
    Net loss                            ($377,133)($422,784)
                                         ==========  ========

  NOTE 3 - STOCK SUBSCRIPTIONS RECEIVABLE:

  On May 28, 1997, the Company issued 3,000,000 shares of its Series A Preferred Stock at a price of $.20 per share, in exchange for promissory notes and stock subscription agreements totaling $600,000. Of the $600,000 total amount of stock subscriptions, $30,000 was paid prior to June 30, 1997, and the remaining $570,000 was paid at varying dates between July 1, 1997 and September 8, 1997.


  NOTE 4 - PROPERTY AND EQUIPMENT:

  A summary of the Company's property and equipment is as follows:

                                June 30,        December 31,
                                  1997                  1996
                               ---------          ------------
  Land and buildings              $85,814          $85,814
  Drilling equipment              617,194          638,382
  Transportation equipment        116,701          135,442
  Office and computer
    equipment                      20,134           17,434
                                  --------         --------
    Subtotal                      839,843          877,072
  Less,Accumulated
    depreciation                  183,522          142,418
                                  -------          -------
    Net property and
     equipment                   $656,321         $734,654
                                 ========         ========

  Depreciation charged against income was $85,070 (1997), $105,198 (1996), and $77,293 (1995).


  NOTE 5 - COMMITMENTS AND CONTINGENCIES:

  The Company is obligated on an operating lease for office space requiring rentals of $1,106 per month, and expiring in April, 2000. The Company has an option to renew the lease for an additional one year period at the market rate. Aggregate commitments under the lease at June 30, 1997 were as follows:

                                               Amount
                                              ----------
  Six months ending December 31, 1997          $6,636
  Year ending December 31:
    1998                                       13,272
    1999                                       13,272
    2000                                        4,424
                                             ----------
      Total                                   $37,604
                                             ==========

  Rent expense included in the accompanying statements of operations was $4,518 (1997), $9,891 (1996), and $25,450
  (1995).

  In October 1994, the Company licensed certain directional drilling technology from Amoco Corporation, a major oil corporation. The license requires minimum annual payments of $15,000 per year or $1,500 per well drilled under the license, whichever is greater, and the amounts are adjusted periodically for inflation. The minimum amount had been adjusted to $1,630 effective January 1, 1996 and $1,639 effective January 1, 1997. The Company incurred license payments approximating $3,300 for the six months ended June 30, 1997, $19,900 for 1996, and $18,000 for 1995. Quarterly
  settlements are required under the license, and Amoco has the right to terminate the license for non-payment. At June 30, 1997, the Company was delinquent in paying accrued royalties, and the balance owed was approximately $20,000. If Amoco were to terminate the Company s license, it could have an adverse affect on the Company s operations.


  NOTE 6 - FEDERAL INCOME TAXES:

  The Limited Partnership filed a U.S. Partnership Income Tax Return for the years ended December 31, 1996 and 1995. Accordingly, its income (loss) was taxable to (deductible by) the limited partners. A summary of the principal differences between book and taxable income is as follows:

                                            Taxed To
                              -----------------------------------
                                 Limited      The
                                 Partners     Company       Total
                              ------------------------------------

  Six months ended June 30,
   1997:
  Net (loss)                      -       ($193,150) ($193,150)
  Permanent differences                         633        633
  Timing differences:
    Depreciation                            (31,898)   (31,898)
    Net operating loss carryover           (227,164)  (227,164)
                                --------   ---------  ---------
    Taxable (loss)                 -      ($451,579) ($451,579)
                                ========   =========  =========

                              F-13

  Calendar year 1996:
  Net (loss) - see Note 2       ($253,762) ($123,371) ($377,133)
  Permanent differences             3,747      1,793      5,540
  Timing differences:
    Depreciation                  (60,944)   (16,038)   (76,982)
    Net operating loss carryover      -      (89,548)   (89,548)
                                  --------  ---------  ---------
    Taxable (loss)              ($310,959) ($227,164) ($538,123)
                                ==========  =========  =========

  Calendar year 1995:
  Net (loss) - see Note 2      ($369,183)  ($53,601) ($422,784)
  Permanent differences            2,662      1,799      4,461
  Timing differences:
    Depreciation                 (22,682)    (5,969)   (28,651)
    Net operating loss carryover     -      (31,777)   (31,777)
                                ---------  ---------  ---------
    Taxable (loss)             ($389,203)  ($89,548) ($478,751)
                               =========  =========  =========

  The Company follows SFAS No. 109, "Accounting for Income Taxes" in accounting for deferred Federal income taxes. Pursuant to the requirements of SFAS No. 109, the Company has recorded deferred tax assets and liabilities, using an expected tax rate of 35%, as follows:

                                  June 30,      December 31,
                                     1997              1996
                                ----------      ------------
  Deferred tax asset
    (liability) attributable to:
    Net operating loss carryover  $158,000        $79,500
    Accumulated depreciation       (48,000)        (7,700)
                                 ----------       --------
      Subtotal                     110,000         71,800
  Less, Valuation allowance       (110,000)       (71,800)
                                 ----------       --------
    Net deferred tax asset        $   -           $    -
                                 ==========       ========

  At June 30, 1997, the Company had a net operating loss carryforward for Federal income tax purposes of approximately $451,600 which will expire, if unused, as follows:

  Expires in:                        Amount
    2009                            $31,800
    2010                             57,800
    2011                            137,600
    2012                            224,400
                                   ----------
      Total                        $451,600
                                   ==========

  NOTE 7 - ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

  Accounts payable and accrued expenses consist of the following:

                                June 30,      December 31,
                                   1997              1996
                                 ---------      -----------
  Accounts payable, trade          $110,481       $123,604
  Accrued royalty payable,
   Amoco Corporation                 20,175         19,900
  Payroll taxes accrued
   and withheld                         344          7,721
  Other accrued expenses              1,931         10,604
                                  ---------      -----------
    Total                          $132,931        $161,829
                                  =========      ===========

  NOTE 8 - NOTES PAYABLE:

  At June 30, 1997, the Company was indebted on a short term note payable to a bank that bears interest at 12% and is collateralized by substantially all the Company s accounts receivable and equipment. The note was paid on July 2, 1997.

  Details of long term notes payable are as follows:

                                       June 30,         December 31,
                                          1997                 1996
                                     ----------        --------------
 Note to investment company
   dated June 9,  1995,
   payable $1,006 monthly
   including 10.50% interest,
   due in June, 2005,
   collateralized by
   land and building
    costing $85,814                 $65,162            $67,700
  Note to bank dated February 28,
   1995, payable $549 monthly
   including 9.99% interest,
   due in March 2000,
   collateralized by vehicle
   costing $25,757                  16,078              18,500
  Note to bank dated October
   18, 1996, payable $456
   monthly including 12.50%
   interest, due in November
   2001, collateralized by
   vehicle costing $36,830           8,475              19,917
  Note to bank dated July 30,
   1996, payable $4,000
   monthly plus 12% interest,
   due in July, 1997,
   collateralized by all
   remaining equipment              16,201              54,280
  Note to bank dated February 28,
   1995, payable $400 monthly
   including 9.99% interest,
   due in March 2000 but paid in
   April 1997, collateralized
   by vehicle costing $18,741
    which was disposed of
    in April 1997                       -               13,468
                                   ---------          ---------
      Total                        105,916             173,865
  Less, Amount due
   within one year                (27,372)            (65,663)
                                  ---------          ---------
      Net long term
      portion                     $78,544            $108,202
                                  =========          =========

  Maturities of long term notes are as follows:

                                 June 30,       December 31,
                                    1997               1996
                                ----------      ------------
   Due during year
   ending December 31:

    1997                          $21,857            $65,663
    1998                           11,319             25,160
    1999                           12,535             20,995
    2000                           12,346             14,187
    2001                           12,626             12,627
  Thereafter                       35,233             35,233
                               -----------          ---------
      Total                      $105,916           $173,865
                               ===========          =========

  NOTE 9  - LITIGATION:

  At June 30, 1997, the Company was the plaintiff in a lawsuit against David J. LaPrade, a shareholder, former officer and director, and an organizer of the Company, and Mr. LaPrade s current employer. The Company seeks to recover losses from alleged breach of fiduciary duty, misappropriating confidential information and property of the Company, using it in unfair competition with the Company, interfering with the Company s existing and prospective relationships with its customers, interfering with the Company s relationships with its employees, and conversion of Company property.
  Mr. LaPrade has made counterclaims against the Company for breach of his employment agreement, libel and slander, and intentional infliction of emotional distress; he seeks actual damages in excess of $10,000 and punitive damages in an unspecified amount. Management believes that its claims against Mr. LaPrade will be successful and that it will recover damages; moreover, management believes that Mr. LaPrade s counterclaim will not result in a material
  liability to the company.   The accompanying financial
  statements do not include provision for any loss which might result from Mr. LaPrade s counterclaim, nor do they include any asset that might result from the Company s claims against Mr. LaPrade.

  Also at June 30, 1997, the Company was a defendant in a lawsuit by Dr. Warren G. Gwartney to collect for sums due on a promissory note in the original principal amount of $50,000 entered into individually by Mr. LaPrade and another former officer and employee, A.B.C. Paulsen. The lawsuit seeks repayment of the $25,000 balance due on the note, plus interest at 9-3/4% from October 28, 1996, costs and attorney fees. On September 16, 1997, the Court granted Dr. Gwartney a summary judgment against Messrs. LaPrade and Paulsen, but denied summary judgment against the Company. The Company plans to request the Court to grant summary judgment in its favor on the basis that there is no written agreement between the parties to obligate the Company. Management believes it will be successful in its arguments. Accordingly, the accompanying financial statements do not include provision for any loss which might result from Dr. Gwartney's lawsuit.

  At June 30, 1997, the Company had trade accounts receivable of $69,493 from four debtors, some of whom have refused to pay. Although no lawsuits have been filed to collect these debts, management is currently continuing to have discussions with the debtors in an effort to resolve any disputes and collect the amounts due. In one case, the Company has a lien against an oil and gas property, and in another it has received a written promise to pay the amount due. If continuing efforts are unsuccessful, the Company intends to pursue its claims through other legal actions, and believes it will be successful. An allowance for doubtful accounts of 50% of the balance due has been provided for any uncollectible amounts, and management believes it will be adequate to absorb any losses.


  NOTE 10 - RELATED PARTY TRANSACTIONS:

  From time to time, certain officers, directors, or limited partners have loaned funds to the Company. At June 30, 1997, the Company was indebted to related parties as follows:

                                             June 30, 1997
                                           ----------------
  Advance from shareholder
   and former President,
   not evidenced by a promissory
   note, unsecured, currently due                $2,500
  Loan from shareholder, former
   officer, and former limited
   partner, evidenced by a
   promissory note dated April 1,
   1997, due December 31, 1998,
   bearing interest at 8%, unsecured             57,978
                                           ----------------
      Total                                     $60,478
                                           ================

  NOTE 11 - Advertising:

  The Company expense the production costs of advertising the first time the advertising takes place. The Company has not engaged in direct response advertising through June 30, 1997. There was no prepaid advertising reported as assets at December 31, 1996 or June 30, 1997. Advertising expense approximated $3,500 (1997), $7,900 (1996), and $6,900
  (1995).


  NOTE 12 - MERGER WITH PETRO UNION, INC.:

  On June 13, 1997, the Company entered into an agreement with Petro Union, Inc. ( Petro Union ) under which all of the outstanding common and preferred shares of the Company would be acquired by Petro Union. Petro Union is also engaged in performing contract drilling services using the licensed Amoco technology, and its stock had been listed on the NASDAQ SmallCap Market, and although currently de-listed, application has been made with NASDAQ for it to be re-listed. Petro Union was subject to supervision in the U.S. Bankruptcy Court for the Southern District of Indiana under Chapter 11 of the U.S. Bankruptcy Code, and the agreement with the Company was part of Petro Union s Plan of Reorganization. On August 28, 1997, the Bankruptcy Court approved the Plan, the principal points of which are as follows:

- The par value of Petro Union stock is to be converted from $.125 par value to no par value.
- All secured debt is to be paid according to the terms previously contracted for.
- Unsecured creditors in class C-1 are to receive 20,000 shares of new Petro Union no par value stock in satisfaction of their claims, and unsecured creditors in class C-2 are to receive 80,000 shares of new Petro Union no par value stock in satisfaction of their claims.

The priority post-petition promissory note of Pembrooke
     Holding Co., in the amount of $150,000 is to be paid with $100,000 in cash and the issuance of 49,999 shares of new Petro Union no par value stock valued at $50,000.
Existing shareholders are to receive new Petro Union no par value stock in the ratio of 1 new share for each 220 shares of old stock.
Randeep C. Grewal, CEO of Horizontal Ventures, Inc. and
     Richard D. Wedel, President of Petro Union are to receive 70,000 shares each of new Petro Union no par value stock valued at $20,000 each, or $40,000 in total.
IPH agreed to loan $200,000 to Petro Union secured by 50% interest in certain nonproducing limestone reserves; the loan will then be converted into 40,000 shares of new Petro Union no par value stock.
Petro Union will issue 590,000 shares of new no par value stock for all the outstanding common and preferred stock of Horizontal Ventures, Inc.

  After the Plan is implemented, Horizontal Ventures shareholders will own approximately 63% of the new Petro
  Union no par value stock.

  Following are summary balance sheets of Petro Union, Inc., based on Form 10-Q for the six months ended June 30, 1997 and Form 10-K for the year ended December 31, 1996 filed with the Securities and Exchange Commission:

                                June 30,      December 31,
                                    1997              1996

                               ----------      ------------
   Assets:
    Current assets             $156,267         $185,141
    Properties and equipment  4,205,701        4,237,267
                              ----------      ------------
       Total assets          $4,361,968       $4,422,408
                             ===========      ============

  Liabilities:
    Liabilities not subject to compromise:

      Current liabilities       296,589          298,265
      Long term notes payable    16,416           16,416
                               -----------      -----------
        Total liabilities not
        subject to compromise   313,005          314,681
    Liabilities subject
        to compromise        24,601,847       24,601,847
                             ----------       -----------
        Total liabilities    24,914,852       24,916,528
                             ----------       -----------

  Stockholders  equity (deficit):
    Common stock and
        paid in capital      16,268,331       16,253,331
     Accumulated deficit    (36,821,215)     (36,747,451)
        Total stockholders
        equity (deficit)    (20,552,884)     (20,494,120)
                            ------------     ------------
        Total liabilities
        and stockholders
        equity               $4,361,968       $4,422,408
                            ============     ============


  Had the acquisition of Horizontal Ventures taken place on June 30, 1997, the summary pro-forma consolidated balance of the combined enterprises, after giving effect to the transactions in the Plan of Reorganization and the merger agreement, would be as follows, using accounting principles applicable to a reverse merger:

                                           June 30, 1997
                                            --------------
  Assets:
    Current assets                              $770,343
    Properties and equipment                   4,862,022
    Other assets                                  57,471
                                            ---------------
        Total assets                          $5,689,836
                                            ===============

  Liabilities:
    Current liabilities                         $427,993
    Non-current liabilities                       94,960
                                            ---------------
        Total liabilities                        522,953
                                            ---------------

  Stockholders  equity:
    Common stock                               6,191,781
    Accumulated deficit                       (1,024,898)
        Total stockholders  equity             5,166,883
                                            ---------------
        Total liabilities and
        stockholders  equity                  $5,689,836
                                            ===============

  Pro-forma summary statements of operations, combining Petro
  Union, Inc., and Horizontal Ventures, Inc., are as follows, assuming the merger had occurred January 1, 1996:

                     Six Months Ended June 30, 1997
                   ----------------------------------
                       Petro           Horizontal
                      Union             Ventures,
                      Inc.                    Inc.    Pro-Forma
                     ----------        -----------   ---------
  Revenues            $189,918           $129,165      $319,083
  Cost of revenues      93,140            113,864       207,004
                     ---------         -----------   ---------
    Gross profit        96,778             15,301       112,079

  General and
  administrative
  expenses (a)         128,208            172,086       300,294
                     ---------         -----------   -----------

    (Loss) from
     operations       (31,430)          (156,785)      (188,215)
  Other income
    (expense)         (40,651)           (36,365)       (77,016)
                     ---------        ------------  ------------

    (Loss)
    before tax        (72,081)          (193,150)      (265,231)
  Provision for taxes      -                -            -
                     ---------        -----------   ------------
    Net (loss)       ($72,081)         ($193,150)     ($265,231)
                     =========        ===========   ============


                    Year Ended December 31, 1996
                -----------------------------------------
                     Petro           Horizontal
                    Union,            Ventures,
                     Inc.                  Inc.    Pro-Forma
                   ----------         -----------    ---------
  Revenues            $403,968         $604,475    $1,008,443
  Cost of revenues     239,008          367,419       606,427
                    ----------         -----------   ----------
    Gross profit       164,960          237,056       402,016

  General and
    administrative
    expenses (a)       354,299          594,402       948,701
                    ----------         -----------    ---------
    (Loss) from
     operations       (189,339)        (357,346)     (546,685)
  Other
  income (expense)     (81,462)         (19,787)     (101,249)
                    -----------        -------------  ---------
    (Loss) from
  continuing
  operations
  before tax         (270,801)         (377,133)     (647,934)
  Provision for
  taxes                  -                -              -
                    ----------       ----------   ----------
    Net (loss) from
    continuing
     operations     (270,801)          (377,133)    (647,934)
                   -----------       ----------    ----------
  Loss from discontinued
    operations   (24,092,791)              -      (24,092,791)
                -------------       ----------   -----------
    Net (loss)  ($24,363,592)         ($377,133) ($24,740,725)
                ==============       ==========  ============

     a - Includes $40,000 in additional expense for issuance of stock for services.

  EXPLANATION OF PRO-FORMA FINANCIAL STATEMENTS:

  The following pro-forma statments reflect the balance sheets and statements of operations of Petro Union, Inc. adjusted to show the pro-forma effects of:

  - The implementation of its Plan of Reorganization, as approved by the U.S. Bankruptcy Court for the Southern
       District of Indiana on August 28, 1997, and

  - The acquisition of all of the outstanding stock of Horizontal Ventures, Inc., which has been accounted for as a reverse merger, using the historical cost bases of the respective companies.

PETRO UNION, INC. AND SUBSIDIARIES
(A Debtor In Possession)
PRO-FORMA Consolidated Balance Sheet
June 30, 1997

                                                      Petro Union, Inc.
                                                     -------------------                   Horizontal
                                            Per Form        Pro-Forma           As           Ventures,
                                                 10-Q      Adjustments     Adjusted          Inc.            PRO-FORMA
                                           -----------    ------------    ----------      ------------       ----------

  ASSETS
  Current assets:
    Cash                                      $ 8,467 A    $ 100,000        $ 108,467         $ 10,525     $ 118,992
    Restricted cash, certificates
      of deposit                               30,747                          30,747                         30,747
    Accounts receivable:
      Trade                                   117,053 (1)   (117,053)            -              34,746        34,746
      Employees                                                                                  6,668         6,688
      Related parties                                                                            9,170         9,170
    Stock subscriptions receivable                                                             570,000       570,000
                                             ----------    -----------      ----------       ----------     ---------
      Total current assets                    156,267                         139,214          631,129       770,343
                                             ----------    -----------      ----------       ----------     ---------

  Properties and
    equipment, net                          4,205,701                       4,205,701          656,321     4,862,022
                                           -----------     -----------      ----------        ---------    ----------

  Other assets                                                                                  57,471        57,471
                                           -----------     -----------      -----------       ---------    ----------
        Total assets                      $ 4,361,968      $ (17,053)     $ 4,344,915      $ 1,344,921   $ 5,689,836
                                          ============     ===========    =============    ===========   ===========


PETRO UNION, INC. AND SUBSIDIARIES
(A Debtor In Possession)
PRO-FORMA Consolidated Balance Sheet
June 30, 1997

                                                    Petro Union, Inc.
                                                  -------------------                    Horizontal
                                         Per Form        Pro-Forma           As           Ventures,
                                             10-Q        Adjustments     Adjusted               Inc         PRO-FORMA
                                        ----------       ------------    ---------       -----------        ---------
  LIABILITIES AND STOCKHOLDERS' EQUITY
  Liabilities not subject to compromise:
    Current liabilities:
      Short term notes payable and
        current maturities of long term
        notes, pre-petition               $ 6,700                          $ 6,700           $ 87,995           $ 94,695
      Short term note payable, post-
        petition                          150,000 (3)    (150,000)              -                                  -
      Accounts payable, trade,
         post- petition                    23,488                           23,488            132,931            156,419
      Accrued taxes, pre-petition          14,306                           14,306                                14,306
      Other accrued expenses              102,095                          102,095                               102,095
      Due to related parties                                                                   60,478             60,478
      Customer payments received
        in advance                                                                                                 -
                                         ----------      -----------       ---------         ---------         ----------
        Total current liabilities         296,589                          146,589            281,404            427,993
                                         ---------       -----------       ---------         ---------         ---------

    Long term note payable, net of
      portion due within one year,
      pre-petition                         16,416                           16,416             78,544             94,960
                                         ---------        ----------       ---------         ---------         ----------

  Liabilities subject to compromise:
    Accounts payable and accrued
      expenses                            296,968 (6)      (296,968)          -                                    -  -
    Advances from
     related parties                       52,088 (6)       (52,088)          -                                    -
    Advance on joint
      venture agree                       230,000 B        (230,000)          -                                    -
    Amounts arising from guaranties
      of discontinued
       operations                      24,022,791 (6)   (24,022,791)          -                                    -
      Total liabilities subject to
      compro                           24,601,847                             -                  -                 -
                                      ------------     ------------     ------------        ------------      ------------
     Total liabilities                 24,914,852                         163,005            359,948           522,953
                                     ------------      -----------      ------------        -----------       -----------

  Commitments and contingencies            -

  Stockholders' equity (deficit):
    Common stock                        2,192,243  C    38,850,882     41,043,125        (34,851,344)        6,191,781
    Capital in excess of
      par value                        14,076,088 (2)  (14,076,088)       -                                        -
    Accumulated deficit               (36,821,215)(5)      (40,000)   (36,861,215)        35,836,317        (1,024,898)
                                     ----------------   -----------   ------------       -----------        -----------
                                      (20,552,884)                      4,181,910            984,973         5,166,883
    Less, Stock subscription rece          -                               -                   -                   -
                                      ---------------   -----------    -----------       -----------         ----------
      Total stockholders'
         equity                       (20,552,884)                      4,181,910            984,973         5,166,883
                                      ---------------   -----------     ----------       ------------        ---------
        Total liabilities and stockholders'
          equity (deficit)            $ 4,361,968       $ (17,053)    $ 4,344,915        $ 1,344,921       $ 5,689,836
                                      ===============   ===========    ==========        ===========       ===========

PETRO UNION, INC. AND SUBSIDIARIES
(A Debtor In Possession)
PRO-FORMA Consolidated Statements of Operations
For The Six Months Ended June 30, 1997

                                      Petro Union, Inc.
                                   ---------------------                        Horizontal
                                       Per Form       Pro-Forma           As      Ventures,         PRO-
                                           10-Q     Adjustments     Adjusted           Inc.        FORMA
                                   -----------------------------------------------------------------------
  Revenues                             $ 189,918                    $ 189,918     $ 129,165     $ 319,083

  Cost of revenues                        93,140                       93,140       113,864       207,004
                                      -----------                   ----------    ---------     ----------

    Gross profit                          96,778                       96,778        15,301       112,079

  General and administrative expenses     88,208 (5)     40,000       128,208       172,086       300,294

                                       -----------                  -----------    ---------     ----------
                                                                         -
    Income (loss) from continuing ope     8,570                       (31,430)     (156,785)     (188,215)
                                       -----------                  -----------    ---------     ----------
  Other income (expense):
    Other                               (37,651)                      (37,651)      (21,062)      (58,713)
    Interest income                         -                            -            5,776         5,776
    Interest expense                     (3,000)                       (3,000)      (21,079)      (24,079)
                                      ------------                  -----------    ---------      --------

      Net other income (expense)        (40,651)                      (40,651)      (36,365)      (77,016)
                                      ------------                  -----------    ---------      --------

    Net loss from continuing operations
      before taxes on income            (32,081)                      (72,081)     (193,150)     (265,231)

                                      ------------                   -----------   ---------     ----------
  Provision for taxes on income              -                            -                           -
    Net loss from discontinued
    operations                          (32,081)                      (72,081)     (193,150)     (265,231)
                                      ------------                   -----------   ---------     ----------



  Discontinued operations:
    Loss from discontinued operations        -                            -                           -
                                     --------------   -----------     ----------  ----------     ------------

        Net loss                      $ (32,081)       $ (40,000)    $ (72,081)   $ (193,150)   $ (265,231)
                                     ==============   ============   ===========  ===========  =============

        Loss per share                 $ (0.018)                     $ (0.1758)                  $ (0.2652)
                                     ==============                  ===========                ============

  Weighted average number of
  common shares used to
  compute loss per share             17,537,945                        409,999                     999,999
                                     ==============                  ===========                 ===========

PETRO UNION, INC. AND SUBSIDIARIES
(A Debtor In Possession)
Notes To PRO-FORMA Consolidated Financial Statements
June 30, 1997


  Note 1 - Explanation of pro-forma financial statments and pro-forma adjust-ments:
           The accompanying pro-forma financial statements reflect the balance sheets and statements of operations of Petro Union, Inc. adjusted to show the pro-forma effects of:

 - The implementation of its Plan of Reorganization, as approved by the U.S. Bankruptcy Court for the Southern District of Indiana on August 28, 1997, and

 - The acquisition of all of the outstanding stock of Horizontal Ventures, Inc., which has been accounted for as a reverse merger, using the historical cost bases of the respective companies.

  The adjustments to individual items are described as follows:

  (1) - Offset of Accounts receivable from joint venturer ($117,053) against Advance on joint venture.
  (2) - Conversion of stock to no par value ($14,076,088)
  (3) - Payment of Pembrooke note with $100,000 in cash and 49,999 shares of common stock. ($50,000)
  (4) - Loan of $200,000 from IPH, then conversion of said loan to 40,000 shares of common stock.
  (5) - Issuance of 70,000 shares each to Richard D. Wedel and Randeep C. Grewal for services, estimated to have a value of $20,000 each, or $40,000 in total.
  (6) - Issuance of 20,000 shares to Class C-1 creditors and 80,000 shares to Class C-2 creditors in full satisfaction of pre-petition liabilities. ($24,484,794)
  (7) - Issuance of 590,000 shares for 100% of outstanding stock of Horizontal Ventures, Inc., presented herein on a consolidated basis, ie, the assets and liabilities of HVI are presented. ($984,973), accounted for as a reverse acquisition.

  A - Details of adjustment to Cash:
      (3) - Payment of Pembrooke note              (100,000)
      (4) - Loan from IPH                           200,000
                                                   ---------
                                                    100,000
                                                   =========

  B - Details of adjustment to Advance on joint venture agreement:
      (1) - Offset of account receivable           (117,053)
      (6) - Issuance of stock for remainder of ba  (112,947)
                                                  ----------
                                                   (230,000)
                                                  ==========

  C - Details of adjustment to Common stock:
      (2) - Conversion of stock to no par value   14,076,088
      (3) - Issuance of stock in
             partial satisfaction of
             Pembrooke note                           50,000
      (4) - Conversion of IPH loan into common st    200,000
      (5) - Issuance of shares to Messrs.
              Grewal and Wedel                        40,000
      (6) - Issuance of shares to creditors
             in full satisfaction
             of balances due                      24,484,794
                                                   -----------
                                                  38,850,882
                                                  ===========

PETRO UNION, INC. AND SUBSIDIARIES
(A Debtor In Possession)
PRO-FORMA Consolidated Balance Sheet
December 31, 1996

                               Petro Union, Inc.
                             --------------------                    Horizontal
                            Per Form        Pro-Forma           As     Ventures,
                                10-K      Adjustments     Adjusted          Inc     PRO-FORMA
                           ----------    ------------    ---------   -----------   ----------
  ASSETS
  Current assets:
    Cash                    $ 22,132 A   $100,000      $122,132        $ 6,458      $ 128,590
    Restricted cash,
   certificates of deposit    30,747                     30,747                        30,747
    Accounts receivable:
      Trade                  132,262 (1) (117,053)       15,209         83,221         98,430
      Employees                                                          3,953          3,953
      Related parties                                                      -              -
  Stock subscriptions
      receivable                                           -               -
                            ---------   ----------     --------       ---------      ---------
      Total current assets   185,141                    168,088         93,632        261,720
                            ---------   ----------     --------       ---------      ---------
                                                            -                           -
  Properties and
      equipment, net       4,237,267                  4,237,267        734,654      4,971,921
                           ---------   -----------    ---------       --------      ----------
                                                            -                           -
  Other assets                                              -           72,393         72,393
                           ---------   -----------    ---------       --------      ----------
        Total assets     $ 4,422,408    $ (17,053)  $ 4,405,355      $ 900,679    $ 5,306,034
                         ===========   ===========  ===========      =========   ============

                              F-26

  LIABILITIES AND STOCKHOLDERS' EQUITY
  Liabilities not subject to compromise:
    Current liabilities:
      Short term notes payable and
        current maturities of
        long term notes,
        pre-petition        $ 6,700                     $ 6,700      $ 177,683      $ 184,383
      Short term note payable,
       post-petition        150,000 (3)  (150,000)          -                            -
      Accounts payable, trade,
       post-petition         31,164                      31,164        161,829        192,993
      Accrued taxes,
     pre-petition            14,306                      14,306                        14,306
      Other accrued
      expenses               96,095                      96,095                        96,095
      Due to related parties                                              -              -
      Customer payments
        received
        in advance                                                      30,000         30,000
                           ---------                     ---------     ---------       --------
        Total current
        liabilities        298,265                       148,265       369,512        517,777
                         ----------                     ---------     ---------       --------

    Long term note payable,
      net of portion due
      within one year,
      pre-petition          16,416                        16,416       541,433        557,849
                         ----------                     ---------     ---------       --------

  Liabilities subject to compromise:
    Accounts payable and accrued
      expenses              296,968 (6)     (296,968)          -                           -
    Advances from
    related parties          52,088 (6)      (52,088)          -                           -
    Advance on joint
    venture agreement       230,000  B      (230,000)          -                           -
    Amounts arising from
      guaranties
      of discontinued
      operations          24,022,791 (6) (24,022,791)          -                           -
                          -------------                  ---------   ---------      -----------
      Total liabilities
      subject to compro   24,601,847                           -                           -
                          -------------                  ----------  ---------     ------------
      Total liabilities   24,916,528                      164,681      910,945     1,075,626
                          -------------                  ----------  ---------     ------------

  Commitments and contingencies    -

  Stockholders' equity (deficit):
    Common stock           2,192,243 C    38,850,882   41,043,125  (35,980,969)    5,062,156
    Capital in excess
    of par value          14,076,088 (2) (14,076,088)          -                           -
    Accumulated deficit  (36,747,451)(5)     (40,000) (36,787,451)  35,955,703      (831,748)
                         --------------               ------------  ----------     -----------
                         (20,479,120)                   4,225,674      (25,266)    4,230,408
    Less, Stock
    subscription
     receivable              (15,000)                     (15,000)     (15,000)            -
                          -------------                -----------   ----------      ----------
      Total stockholders'
      equity(deficit)    (20,494,120)                   4,240,674      (10,266)    4,230,408
                         -------------                  ----------    ---------    ------------
        Total liabilities and
          stockholders'
          equity (deficit)$ 4,422,408    $ (17,053)   $ 4,405,355    $ 900,679   $ 5,306,034
                          ============   ==========   ===========   ========== =============
                                -                -             -             -             -

PETRO UNION, INC. AND SUBSIDIARIES
(A Debtor In Possession)
PRO-FORMA Consolidated Statements of Operations
For The Year Ended December 31, 1996

                                          Petro Union, Inc.
                                       ---------------------                        Horizontal
                                       Per Form      Pro-Forma           As           Ventures,         PRO-
                                           10-K     Adjustments    Adjusted                Inc.        FORMA
                                       ----------------------------------------------------------------------
  Revenues                            $ 403,968                     $ 403,968          $ 604,475    $ 1,008,443

  Cost of revenues                      239,008                       239,008            367,419        606,427
                                      ----------                    ----------         ---------    -----------

    Gross profit                        164,960                       164,960            237,056        402,016

  General and administrative
    expenses                            314,299 (5)    40,000         354,299            594,402        948,701
                                     ------------                   -----------        ----------    -----------
                                                                         -
    Loss from continuing operations    (149,339)                     (189,339)          (357,346)      (546,685)
                                     ------------                   -----------        ----------    -----------

  Other income (expense):
    Other                               (64,200)                      (64,200)            15,091        (49,109)
    Interest income                       1,636                         1,636                 61          1,697
    Interest expense                    (18,898)                      (18,898)           (34,939)       (53,837)
                                     ------------                   -----------        -----------   -----------

      Net other income (expense)        (81,462)                      (81,462)           (19,787)      (101,249)
                                     ------------                   -----------        -----------    -----------

    Net loss from continuing operations
      before taxes on income           (230,801)                     (270,801)          (377,133)      (647,934)

  Provision for taxes on income             -                           -                                   -
                                     ------------                    ---------         -----------     ----------

    Net loss from continuing operati   (230,801)                     (270,801)          (377,133)      (647,934)
                                     ------------                    ----------        -----------     ----------


  Discontinued operations:
    Loss from discontinued
    operation                       (24,092,791)                   (24,092,791)                      (24,092,791)
                                   -------------  -----------     -------------      ------------    ------------
                                                                        -
        Net loss                  $ (24,323,592)      $ (40,000) $ (24,363,592)       $ (377,133)  $ (24,740,725)
                                  ==============  ============== =============      ============  ==============

        Loss per share                $ (1.3960)                    $ (59.4235)                       $ (24.7408)
                                  ==============                  =============                    ==============

        Weighted average number of common
        shares used to
        compute loss per share      17,423,621                         409,999                           999,999
                                  =============                    ============                    ==============

PETRO UNION, INC. AND SUBSIDIARIES
(A Debtor In Possession)
Notes To PRO-FORMA Consolidated Financial Statements
December 31, 1996


  Note 1 - Explanation of pro-forma financial statments and pro-forma adjust-ments:
  The accompanying pro-forma financial statements reflect the balance sheets and statements of operations of Petro Union, Inc. adjusted to show the pro-forma effects of:

 - The implementation of its Plan of Reorganization, as approved by the U.S. Bankruptcy Court for the Southern District of Indiana on August 28, 1997, and

 - The acquisition of all of the outstanding stock of Horizontal Ventures, Inc., which has been accounted for as a reverse merger, using the historical cost bases of the respective companies.

  The adjustments to individual items are described as follows:

  (1) - Offset of Accounts receivable from joint venturer ($117,053) against Advance on joint venture.
  (2) - Conversion of stock to no par value ($14,076,088)
  (3) - Payment of Pembrooke note with $100,000 in cash and 49,999 shares of common stock. ($50,000)
  (4) - Loan of $200,000 from IPH, then conversion of said loan to 40,000 shares of common stock.
  (5) - Issuance of 70,000 shares each to Richard D. Wedel and Randeep C.
        Grewal for services, estimated to have a value of $20,000 each, or $40,000 in total.
  (6) - Issuance of 20,000 shares to Class C-1 creditors and 80,000 shares to Class C-2 creditors in full satisfaction of pre-petition liabilities. ($24,484,794)
  (7) - Issuance of 590,000 shares for 100% of outstanding stock of Horizontal Ventures, Inc., presented herein on a consolidated basis, ie, the assets and liabilities of HVI are presented. ($984,973), accounted for as a reverse acquisition.


  A - Details of adjustment to Cash:
      (3) - Payment of Pembrooke note                 (100,000)
      (4) - Loan from IPH                              200,000
                                                      ---------
                                                       100,000
                                                      =========

  B - Details of adjustment to Advance on joint venture agreement:
      (1) - Offset of account receivable              (117,053)
      (6) - Issuance of stock for remainder of ba     (112,947)
                                                     ----------
                                                      (230,000)
                                                    ===========

  C - Details of adjustment to Common stock:
      (2) - Conversion of stock to no par value       14,076,088
      (3) - Issuance of stock in partial
             satisfaction of
             Pembrooke note                               50,000
      (4) - Conversion of IPH loan into common st        200,000
      (5) - Issuance of shares to Messrs. Grewal and
              Wedel                                       40,000
      (6) - Issuance of shares to
              creditors in full satisfaction
              of balances due                         24,484,794
                                                     ------------
                                                      38,850,882
                                                     ============

                              F-29